Exhibit 10.2
CAVIUM NETWORKS
2001 STOCK INCENTIVE PLAN
     1. Purposes of the Plan. The purposes of this Stock Incentive Plan are to attract and retain the best available personnel, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company’s business.
     2. Definitions. As used herein, the following definitions shall apply:
          (a) “Administrator” means the Board or any of the Committees appointed to administer the Plan.
          (b) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.
          (c) “Applicable Laws” means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal and state securities laws, the corporate laws of California and, to the extent other than California, the corporate law of the state of the Company’s incorporation, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.
          (d) “Assumed” means that (i) pursuant to a Corporate Transaction defined in Section 2(q)(i), 2(q)(ii) or 2(q)(iii) or a Related Entity Disposition, the contractual obligations represented by the Award are assumed by the successor entity or its Parent in connection with the Corporate Transaction or Related Entity Disposition or (ii) pursuant to a Corporate Transaction defined in Section 2(q)(iv) or 2(q)(v), the Award is affirmed by the Company. The Award shall not be deemed “Assumed” for purposes of terminating the Award (in the case of a Corporate Transaction) and the termination of the Continuous Service of the Grantee (in the case of a Related Entity Disposition) if pursuant to a Corporate Transaction or a Related Entity Disposition the Award is replaced with a comparable award with respect to shares of capital stock of the successor entity of its Parent. However, for purposes of determining whether the vesting of the Award accelerates, the Award shall be deemed “Assumed” if the Award is replaced with such a comparable stock award or the Award is replaced with a cash incentive program of the successor entity or Parent thereof which preserves the compensation element of such Award existing at the time of the Corporate Transaction or Related Entity Disposition and provides for subsequent payout in accordance with the same vesting schedule applicable to such Award. The determination of Award comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.
          (e) “Award” means the grant of an Option, Restricted Stock, or other right or benefit under the Plan.
          (f) “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

          (g) “Board” means the Board of Directors of the Company.
          (h) “Cause” means, with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Service, that such termination is for “Cause” as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee’s: (i) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (ii) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or (iii) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person.
          (i) “Change in Control” means a change in ownership or control of the Company after the Registration Date effected through either of the following transactions:
               (i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or
               (ii) a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.
          (j) “Code” means the Internal Revenue Code of 1986, as amended.
          (k) “Committee” means any committee appointed by the Board to administer the Plan.
          (l) “Common Stock” means the common stock of the Company.
          (m) “Company” means Cavium Networks, a California corporation.
          (n) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.
          (o) “Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least thirty-six (36) months or (ii) have been Board members for less than thirty-six (36) months and were elected or nominated for election as

Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.
          (p) “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant, is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.
          (q) “Corporate Transaction” means any of the following transactions:
               (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;
               (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company’s subsidiary corporations);
               (iii) approval by the Company’s shareholders of any plan or proposal for the complete liquidation or dissolution of the Company;
               (iv) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or
               (v) acquisition by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities (whether or not in a transaction also constituting a Change in Control).
          (r) “Covered Employee” means an Employee who is a “covered employee” under Section 162(m)(3) of the Code.
          (s) “Director” means a member of the Board or the board of directors of any Related Entity.
          (t) “Disability” means as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.
          (u) “Employee” means any person, including an Officer or Director, who is an employee of the Company or any Related Entity. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.
          (v) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
          (w) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
               (i) Where there exists a public market for the Common Stock, the Fair Market Value shall be (A) the closing price for a Share for the last market trading day prior to the time of the determination (or, if no closing price was reported on that date, on the last trading date on which a closing price was reported) on the stock exchange determined by the Administrator to be the primary market for the Common Stock or the Nasdaq National Market, whichever is applicable or (B) if the Common Stock is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a Share on the Nasdaq Small Cap Market for the day prior to the time of the determination (or, if no such prices were reported on that date, on the last date on which such prices were reported), in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
               (ii) In the absence of an established market for the Common Stock of the type described in (i), above, the Fair Market Value thereof shall be determined by the Administrator in good faith and in a manner consistent with Section 260.140.50 of Title 10 of the California Code of Regulations which requires that consideration be given to (A) the price at which securities of reasonably comparable corporations (if any) in the same industry are being traded, or (B) if there are no securities of reasonably comparable corporations in the same industry being traded, the earnings history, book value and prospects of the issuer in light of market conditions generally.
               (x) “Good Reason” means the occurrence after a Corporate Transaction, Change in Control or Related Entity Disposition of any of the following events or conditions unless consented to by the Grantee:
               (i) a reduction in the Grantee’s base salary to a level below that in effect at any time within six (6) months preceding the consummation of a Corporate Transaction, Change in Control or Related Entity Disposition or at any time thereafter; or
               (ii) requiring the Grantee to be based at any place outside a 100-mile radius from the Grantee’s job location prior to the Corporate Transaction, Change in Control or Related Entity Disposition except for reasonably required travel on business which is not materially greater than such travel requirements prior to the Corporate Transaction, Change in Control or Related Entity Disposition.
          (y) “Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.
          (z) “Immediate Family” means a transferee as permitted by Rule 260.140.41 of Title 10 of the California Code of Regulations which includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law and shall also include adoptive relationships.
          (aa) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.
          (bb) “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.
          (cc) “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
          (dd) “Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.
          (ee) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
          (ff) “Performance-Based Compensation” means compensation qualifying as “performance-based compensation” under Section 162(m) of the Code.
          (gg) “Plan” means this 2001 Stock Incentive Plan.
          (hh) “Post-Termination Exercise Period” means the period specified in the Award Agreement of not less than three (3) months commencing on the date of termination (other than termination by the Company or any Related Entity for Cause) of the Grantee’s Continuous Service, or such longer period as may be applicable upon death or Disability.
          (ii) “Registration Date” means the first to occur of (i) the closing of the first sale to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, of (A) the Common Stock or (B) the same class of securities of a successor corporation (or its Parent) issued pursuant to a Corporate Transaction in exchange for or in substitution of the Common Stock; and (ii) in the event of a Corporate Transaction, the date of the consummation of the Corporate Transaction if the same class of securities of the successor corporation (or its Parent) issuable in such Corporate Transaction shall have been sold to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange

Commission under the Securities Act of 1933, as amended, on or prior to the date of consummation of such Corporate Transaction.
          (jj) “Related Entity” means any Parent, Subsidiary and any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly.
          (kk) “Related Entity Disposition” means the sale, distribution or other disposition by the Company, a Parent or a Subsidiary of all or substantially all of the interests of the Company, a Parent or a Subsidiary in any Related Entity effected by a sale, merger or consolidation or other transaction involving that Related Entity or the sale of all or substantially all of the assets of that Related Entity, other than any Related Entity Disposition to the Company, a Parent or a Subsidiary.
          (ll) “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.
          (mm) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.
          (nn) “Share” means a share of the Common Stock.
          (oo) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
     3. Stock Subject to the Plan.
          (a) Subject to the provisions of Section 10 below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is 20,691,959 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.
          (b) Any Shares covered by an Award (or portion of an Award) which is forfeited or canceled, expires or is settled in cash, shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.
     4. Administration of the Plan.
          (a) Plan Administrator.
               (i) Administration with Respect to Directors and Officers. Prior to the Registration Date, with respect to grants of Awards to Directors or Employees who are also

Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. On or after the Registration Date, with respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.
               (ii) Administration With Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.
               (iii) Administration With Respect to Covered Employees. Notwithstanding the foregoing, as of and after the date that the exemption for the Plan under Section 162(m) of the Code expires, as set forth in Section 20 herein, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the “Administrator” or to a “Committee” shall be deemed to be references to such Committee or subcommittee.
          (b) Multiple Administrative Bodies. The Plan may be administered by different bodies with respect to Directors, Officers, Consultants, and Employees who are neither Directors nor Officers.
          (c) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:
               (i) to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;
               (ii) to determine whether and to what extent Awards are granted hereunder;
               (iii) to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;
               (iv) to approve forms of Award Agreements for use under the Plan;

               (v) to determine the terms and conditions of any Award granted hereunder;
               (vi) to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such rules or laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan;
               (vii) to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent;
               (viii) to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan; and
               (ix) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.
     5. Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company, a Parent or a Subsidiary. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in foreign jurisdictions as the Administrator may determine from time to time.
     6. Terms and Conditions of Awards.
          (a) Type of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) an Option, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or (iii) any other security with the value derived from the value of the Shares. Such awards include, without limitation, Options, or sales or bonuses of Restricted Stock, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.
          (b) Designation of Award. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option.
          (c) Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, increase in share price, earnings per share, total shareholder return, return on equity, return on assets, return on investment, net operating income, cash flow, revenue, economic value added, personal management objectives, or other measure of performance selected by the Administrator. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.
          (d) Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.
          (e) Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award (but only to the extent that such deferral programs would not result in an accounting compensation charge unless otherwise determined by the Administrator). The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.
          (f) Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.
          (g) Individual Option Limit. Following the date that the exemption from application of Section 162(m) of the Code described in Section 20 (or any exemption having similar effect) ceases to apply to Awards, the maximum number of Shares with respect to which Options may be granted to any Grantee in any fiscal year of the Company shall be (2,000,000) Shares. In connection with a Grantee’s commencement of Continuous Service, a Grantee may be granted Options for up to an additional (1,000,000) Shares which shall not count against the limit set forth in the previous sentence. The foregoing limitation[s] shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation[s] with respect to a Grantee, if any Option is canceled, the canceled Option shall continue to count against the maximum number of Shares with respect to which Options may be granted to the Grantee. For this purpose, the repricing of an Option shall be treated as the cancellation of the existing Option and the grant of a new Option.
          (h) Early Exercise. The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.
          (i) Term of Award. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.
          (j) Transferability of Awards. Non-Qualified Stock Options shall be transferable (i) by will, by the laws of descent and distribution, by instrument to an inter vivos or testamentary trust in which the Non-Qualified Stock Options are to be passed to beneficiaries upon the death of the Grantee or (ii) to the extent and in the manner authorized by the Administrator by gift to members of the Grantee’s Immediate Family. Incentive Stock Options and other Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee.
          (k) Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator. Notice of the grant determination shall be given to each Employee, Director or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.
     7. Award Exercise or Purchase Price, Consideration and Taxes.
          (a) Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:
               (i) In the case of an Incentive Stock Option:
                    (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

                    (B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
               (ii) In the case of a Non-Qualified Stock Option:
                    (A) granted to a person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or
                    (B) granted to any person other than a person described in the preceding paragraph, the per Share exercise price shall be not less than eighty-five percent (85%) of the Fair Market Value per Share on the date of grant.
               (iii) In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
               (iv) In the case of the sale of Shares:
                    (A) granted to a person who, at the time of the grant of such Award, or at the time the purchase is consummated, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share purchase price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant; or
                    (B) granted to any person other than a person described in the preceding paragraph, the per Share purchase price shall be not less than eighty-five percent (85%) of the Fair Market Value per Share on the date of grant.
               (v) In the case of other Awards, such price as is determined by the Administrator.
               (vi) Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(d), above, the exercise or purchase price for the Award shall be determined in accordance with the principles of Section 424(a) of the Code.
          (b) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:
               (i) cash;

               (ii) check;
               (iii) delivery of Grantee’s promissory note with such recourse, interest, security, and redemption provisions as the Administrator determines as appropriate;
               (iv) if the exercise or purchase occurs on or after the Registration Date, surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Award) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised (but only to the extent that such exercise of the Award would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Administrator);
               (v) with respect to Options, if the exercise occurs on or after the Registration Date, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or
               (vi) any combination of the foregoing methods of payment.
          (c) Taxes. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any foreign, federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of an Award the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations.
     8. Exercise of Award.
          (a) Procedure for Exercise; Rights as a Shareholder.
               (i) Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement but in the case of an Option, in no case at a rate of less than twenty percent (20%) per year over five (5) years from the date the Option is granted, subject to reasonable conditions such as continued employment. Notwithstanding the foregoing, in the case of an Option granted to an Officer, Director or Consultant, the Award Agreement may provide that the Option may become exercisable, subject to reasonable conditions such as such Officer’s, Director’s or Consultant’s Continuous Service, at any time or during any period established in the Award Agreement.

               (ii) An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(v). Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to Shares subject to an Award, notwithstanding the exercise of an Option or other Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Award Agreement or Section 10 below.
          (b) Exercise of Award Following Termination of Continuous Service. In the event of termination of a Grantee’s Continuous Service for any reason other than Disability or death (but not in the event of a Grantee’s change of status from Employee to Consultant or from Consultant to Employee), such Grantee may, but only during the Post-Termination Exercise Period (but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the Award to the extent that the Grantee was entitled to exercise it at the date of such termination or to such other extent as may be determined by the Administrator. The Grantee’s Award Agreement may provide that upon the termination of the Grantee’s Continuous Service for Cause, the Grantee’s right to exercise the Award shall terminate concurrently with the termination of Grantee’s Continuous Service. In the event of a Grantee’s change of status from Employee to Consultant, an Employee’s Incentive Stock Option shall convert automatically to a Non-Qualified Stock Option on the day three (3) months and one day following such change of status. To the extent that the Grantee is not entitled to exercise the Award at the date of termination, or if the Grantee does not exercise such Award to the extent so entitled within the Post-Termination Exercise Period, the Award shall terminate.
          (c) Disability of Grantee. In the event of termination of a Grantee’s Continuous Service as a result of his or her Disability, Grantee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the Award to the extent that the Grantee was otherwise entitled to exercise it at the date of such termination; provided, however, that if such Disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically convert to a Non-Qualified Stock Option on the day three (3) months and one day following such termination. To the extent that the Grantee is not entitled to exercise the Award at the date of termination, or if Grantee does not exercise such Award to the extent so entitled within the time specified herein, the Award shall terminate.
          (d) Death of Grantee. In the event of a termination of the Grantee’s Continuous Service as a result of his or her death, or in the event of the death of the Grantee during the Post-Termination Exercise Period or during the twelve (12) month period following the Grantee’s termination of Continuous Service as a result of his or her Disability, the Grantee’s estate or a person who acquired the right to exercise the Award by bequest or inheritance may exercise the Award, but only to the extent that the Grantee was entitled to exercise the Award as of the date of termination, within twelve (12) months from the date of death (but in no event later than the expiration of the term of such Award as set forth in the Award Agreement). To the extent that, at the time of death, the Grantee was not entitled to exercise the Award, or if the Grantee’s estate or a person who acquired the right to exercise the Award by bequest or inheritance does not exercise such Award to the extent so entitled within the time specified herein, the Award shall terminate.
     9. Conditions Upon Issuance of Shares.
          (a) Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.
          (b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.
     10. Adjustments Upon Changes in Capitalization.
          Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the maximum number of Shares with respect to which Options may be granted to any Grantee in any fiscal year of the Company, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock to which Section 424(a) of the Code applies or a similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.
     11. Corporate Transactions/Change in Control/Related Entity Dispositions.
          (a) Termination of Award to Extent Not Assumed

               (i) Corporate Transaction. Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.
               (ii) Related Entity Disposition. Effective upon the consummation of a Related Entity Disposition, for purposes of the Plan and all Awards, there shall be a deemed termination of Continuous Service of each Grantee who is at the time engaged primarily in service to the Related Entity involved in such Related Entity Disposition and each Award of such Grantee which is at the time outstanding under the Plan shall be exercisable in accordance with the terms of the Award Agreement evidencing such Award. However, such Continuous Service shall not be deemed to terminate as to the portion of any such award that is Assumed.
          (b) Acceleration of Award Upon Corporate Transaction/Change in Control/Related Entity Disposition.
               (i) Corporate Transaction. Except as provided otherwise in an individual Award Agreement, in the event of a Corporate Transaction and:
                    (A) for the portion of each Award that is Assumed, then such Award (if assumed), the replacement Award (if replaced), or the cash incentive program automatically shall become vested, exercisable and payable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at fair market value) with respect to one additional year of vesting credit immediately upon termination of the Grantee’s Continuous Service (substituting the successor employer corporation, if any, for “Company or Related Entity” for the definition of “Continuous Service”) if such Continuous Service is terminated by the successor company or the Company without Cause or voluntarily by the Grantee with Good Reason within twelve (12) months of the Corporate Transaction; and
                    (B) for the portion of each Award that is not Assumed, such portion of the Award shall automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at fair market value) with respect to Shares representing one additional year of vesting credit immediately prior to the specified effective date of such Corporate Transaction.
               (ii) Change in Control. Except as provided otherwise in an individual Award Agreement, following a Change in Control (other than a Change in Control which also is a Corporate Transaction) and upon the termination of the Continuous Service of a Grantee if such Continuous Service is terminated by the Company or Related Entity without Cause or voluntarily by the Grantee with Good Reason within twelve (12) months of a Change in Control, Awards representing one additional year of vesting credit automatically shall become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at fair market value), immediately upon the termination of such Continuous Service.
               (iii) Related Entity Disposition Except as provided otherwise in an individual Award Agreement, in the event of a Related Entity Disposition and:

                    (A) for the portion of each Award that is Assumed, then such Award (if assumed), the replacement Award (if replaced), or the cash incentive program automatically shall become vested, exercisable and payable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at fair market value) with respect to one additional year of vesting credit immediately upon termination of the Grantee’s Continuous Service (substituting the successor employer corporation, if any, for “Company or Related Entity” for the definition of “Continuous Service”) if such Continuous Service is terminated by the successor company without Cause or voluntarily by the Grantee with Good Reason within twelve (12) months of the Related Entity Disposition; and
                    (B) for the portion of each Award of a Grantee who is at the time engaged primarily in service to the Related Entity involved in such Related Entity Disposition that is not Assumed, such portion of the Award of such Grantee automatically shall become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at fair market value) for Shares that represent one year of additional vesting credit, immediately prior to the specified effective date of such Related Entity Disposition.
          (c) Effect of Acceleration on Incentive Stock Options. The portion of any Incentive Stock Option accelerated under this Section 11 in connection with a Corporate Transaction, Change in Control or Related Entity Disposition shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. To the extent such dollar limitation is exceeded, the accelerated excess portion of such Option shall be exercisable as a Non-Qualified Stock Option.
     12. Repurchase Rights. If the provisions of an Award Agreement grant to the Company the right to repurchase Shares upon termination of the Grantee’s Continuous Service, the Award Agreement shall (or may, with respect to Awards granted or issued to Officers, Directors or Consultants) provide that:
          (a) the right to repurchase must be exercised, if at all, within ninety (90) days of the termination of the Grantee’s Continuous Service (or in the case of Shares issued upon exercise of Awards after the date of termination of the Grantee’s Continuous Service, within ninety (90) days after the date of the Award exercise);
          (b) the consideration payable for the Shares upon exercise of such repurchase right shall be made in cash or by cancellation of purchase money indebtedness within the ninety (90) day periods specified in Section 12(a);
          (c) the amount of such consideration shall (i) be equal to the original purchase price paid by Grantee for each such Share; provided, that the right to repurchase such Shares at the original purchase price shall lapse at the rate of at least twenty percent (20%) of the Shares subject to the Award per year over five (5) years from the date the Award is granted (without respect to the date the Award was exercised or became exercisable), and (ii) with respect to Shares, other than Shares subject to repurchase at the original purchase price pursuant to clause (i) above, not less than the Fair Market Value of the Shares to be repurchased on the date of termination of Grantee’s Continuous Service; and

          (d) the right to repurchase Shares, other than the right to repurchase Shares at the original purchase price pursuant to clause (i) of Section 12(c), shall terminate on the Registration Date.
     13. Effective Date and Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to Section 18 below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.
     14. Amendment, Suspension or Termination of the Plan.
          (a) The Board may at any time amend, suspend or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.
          (b) No Award may be granted during any suspension of the Plan or after termination of the Plan.
          (c) Any amendment, suspension or termination of the Plan (including termination of the Plan under Section 13 above) shall not affect Awards already granted, and such Awards shall remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company.
     15. Reservation of Shares.
          (a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.
          (b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
     16. No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the Company’s right to terminate the Grantee’s Continuous Service at any time, with or without Cause, and with or without notice.
     17. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.
     18. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws. Any Award exercised before shareholder approval is obtained shall be rescinded if shareholder approval is not obtained within the time prescribed, and Shares issued on the exercise of any such Award shall not be counted in determining whether shareholder approval is obtained.
     19. Information to Grantees. The Company shall provide to each Grantee, during the period for which such Grantee has one or more Awards outstanding, copies of financial statements at least annually.
     20. Effect of Section 162(m) of the Code. Section 162(m) of the Code does not apply to the Plan prior to the Registration Date. Following the Registration Date, the Plan, and all Awards issued thereunder, are intended to be exempt from the application of Section 162(m) of the Code, which restricts under certain circumstances the Federal income tax deduction for compensation paid by a public company to named executives in excess of $1 million per year. The exemption is based on Treasury Regulation Section 1.162-27(f), in the form existing on the effective date of the Plan, with the understanding that such regulation generally exempts from the application of Section 162(m) of the Code compensation paid pursuant to a plan that existed before a company becomes publicly held. Under such Treasury Regulation, this exemption is available to the Plan for the duration of the period that lasts until the earlier of (i) the expiration of the Plan, (ii) the material modification of the Plan, (iii) the exhaustion of the maximum number of shares of Common Stock available for Awards under the Plan, as set forth in Section 3(a), (iv) the first meeting of shareholders at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which the Company first becomes subject to the reporting obligations of Section 12 of the Exchange Act, or (v) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder. The Committee may, without shareholder approval, amend the Plan retroactively and/or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of Section 162(m) of the Code required to preserve the Company’s Federal income tax deduction for compensation paid pursuant to the Plan. To the extent that the Administrator determines as of the date of grant of an Award that (i) the Award is intended to qualify as Performance-Based Compensation and (ii) the exemption described above is no longer available with respect to such Award, such Award shall not be effective until any stockholder approval required under Section 162(m) of the Code has been obtained.

CAVIUM NETWORKS 2001 STOCK INCENTIVE PLAN
NOTICE OF STOCK OPTION AWARD

Grantee’s Name and Address:

          You have been granted an option to purchase shares of Common Stock, subject to the terms and conditions of this Notice of Stock Option Award (the “Notice”), the Cavium Networks 2001 Stock Incentive Plan, as amended from time to time (the “Plan”) and the Stock Option Award Agreement (the “Option Agreement”) attached hereto, as follows. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice.
          Award Number
          Date of Award
          Vesting Commencement Date
          Exercise Price per Share
          Total Number of Shares Subject
          to the Option (the “Shares”)
          Total Exercise Price                      $
          Type of Option:
          Expiration Date:
          Post-Termination Exercise Period: Three (3) Months
Vesting Schedule:
          This Option is immediately exercisable although the Shares issued upon exercise of the Option will be subject to the restrictions on transfer and a right of repurchase at the Exercise Price per Share, in favor of the Company, as described in Section 16 of the Option Agreement (the “Repurchase Right”). For purposes of this Notice and the Option Agreement, the term “vest” shall mean, with respect to any Shares, that such Shares (whether subject to the Option or acquired upon exercise of the Option) are no longer subject to the Repurchase Right as to unvested Shares, provided, however, that such Shares shall remain subject to other restrictions on transfer set forth in the Option Agreement or the Plan. If the Grantee would become vested in a fraction of a Share, such Share shall not vest until the Grantee becomes vested in the entire Share. Notwithstanding the foregoing, the Shares subject to this Notice will be released from Repurchase Right in the event of a Corporate Transaction, in accordance with Section 16 of the Option Agreement. Provided that Grantee’s Continuous Service is not terminated and other limitations set forth in this Notice, the Plan and the Option Agreement, the Repurchase Right as to unvested Shares shall lapse in accordance with the following schedule:

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          12.5% of the Shares subject to the Option shall vest six months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest on each monthly anniversary of the Vesting Commencement Date thereafter.
          During any authorized leave of absence, the vesting of the Option as provided in this schedule shall cease after the leave of absence exceeds a period of ninety (90) days. Vesting of the Option shall resume upon the Grantee’s termination of the leave of absence and return to service to the Company or a Related Entity.
          In the event of termination of the Grantee’s Continuous Service for Cause, the Grantee’s right to exercise the Option shall terminate concurrently with the termination of the Grantee’s Continuous Service, except as otherwise determined by the Administrator.
          In the event of the Grantee’s change in status from Employee to Consultant or from an Employee whose customary employment is 20 hours or more per week to an Employee whose customary employment is fewer than 20 hours per week, vesting of the Option shall continue only to the extent determined by the Administrator as of such change in status.
          IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Option is to be governed by the terms and conditions of this Notice, the Plan, and the Option Agreement.

CAVIUM NETWORKS,

a California corporation

By:

Title:

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SUBJECT TO THE OPTION SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE’S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE OPTION AGREEMENT, OR THE PLAN SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR CONTINUATION OF GRANTEE’S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE’S RIGHT OR THE RIGHT OF THE GRANTEE’S EMPLOYER TO TERMINATE GRANTEE’S CONTINUOUS SERVICE, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE . THE GRANTEE ACKNOWLEDGES THAT UNLESS THE GRANTEE HAS A WRITTEN EMPLOYMENT AGREEMENT WITH THE COMPANY TO THE CONTRARY, GRANTEE’S STATUS IS AT WILL.
          The Grantee acknowledges receipt of a copy of the Plan and the Option Agreement, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice, the Plan, and the Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice, and fully understands all provisions

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of this Notice, the Plan and the Option Agreement. The Grantee hereby agrees that all disputes arising out of or relating to this Notice, the Plan and the Option Agreement shall be resolved in accordance with Section 23 of the Option Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

Dated:	Signed:

Grantee

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Award Number:
CAVIUM NETWORKS 2001 STOCK INCENTIVE PLAN
IMMEDIATELY EXERCISABLE STOCK OPTION AWARD AGREEMENT
     1. Grant of Option. Cavium Networks, a California corporation (the “Company”), hereby grants to the Grantee (the “Grantee”) named in the Notice of Stock Option Award (the “Notice”), an option (the “Option”) to purchase the Total Number of Shares of Common Stock subject to the Option (the “Shares”) set forth in the Notice, at the Exercise Price per Share set forth in the Notice (the “Exercise Price”) subject to the terms and provisions of the Notice, this Stock Option Award Agreement (the “Option Agreement”) and the Company’s 2001 Stock Incentive Plan, as amended from time to time (the “Plan”), which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.
     2. Exercise of Option.
          (a) Right to Exercise. The Option shall be immediately exercisable during its term in accordance with the applicable provisions of the Plan and this Option Agreement. The Option shall be subject to the provisions of Section 11 of the Plan relating to the exercisability or termination of the Option in the event of a Corporate Transaction. The Grantee shall be subject to reasonable limitations on the number of requested exercises during any monthly or weekly period as determined by the Administrator. In no event shall the Company issue fractional Shares.
          (b) Method of Exercise. The Option shall be exercisable only by delivery of an Exercise Notice (attached as Exhibit A) which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, and such other provisions as may be required by the Administrator. The Exercise Notice shall be signed by the Grantee and shall be delivered in person, by certified mail, or by such other method as determined from time to time by the Administrator to the Company accompanied by payment of the Exercise Price. The Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 4(d), below.
          (c) Taxes. No Shares will be delivered to the Grantee or other person pursuant to the exercise of the Option until the Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of applicable income tax, employment tax, and social security tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares. Upon exercise of the Option, the Company or the Grantee’s employer may offset or withhold (from any amount owed by the Company or the Grantee’s employer to the Grantee) or collect from the Grantee or other person an amount sufficient to satisfy such tax obligations and/or the employer’s withholding obligations.

     3. Grantee’s Representations. The Grantee understands that neither the Option nor the Shares exercisable pursuant to the Option have been registered under the Securities Act of 1933, as amended or any United States securities laws. In the event the Shares purchasable pursuant to the exercise of the Option have not been registered under the Securities Act of 1933, as amended, at the time the Option is exercised, the Grantee shall, if requested by the Company, concurrently with the exercise of all or any portion of the Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.
     4. Method of Payment. Payment of the Exercise Price shall be made by any of the following, or a combination thereof, at the election of the Grantee; provided, however, that such exercise method does not then violate any Applicable Law:
          (a) cash;
          (b) check;
          (c) if the exercise occurs on or after the Registration Date, surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Option) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised (but only to the extent that such exercise of the Option would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price); or
          (d) if the exercise occurs on or after the Registration Date, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (i) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (ii) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.
     5. Restrictions on Exercise. The Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable Laws. In addition, the Option may be exercised prior to the time that the Plan has been approved by the shareholders of the Company; provided, however, that all Shares issued upon any such exercise shall be rescinded if shareholder approval is not obtained within the time prescribed, and Shares issued on any such exercise shall not be counted in determining whether shareholder approval is obtained.
     6. Termination or Change of Continuous Service. In the event the Grantee’s Continuous Service terminates, other than for Cause, the Grantee may, to the extent the Option is vested at the date of such termination (the “Termination Date”) and the Optionee is otherwise so entitled on the Termination Date, exercise the Option during the Post-Termination Exercise Period. In the event of termination of the Grantee’s Continuous Service for Cause, the Grantee’s right to exercise the Option shall, except as otherwise determined by the Administrator,

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terminate concurrently with the termination of the Grantee’s Continuous Service. In no event shall the Option be exercised later than the Expiration Date set forth in the Notice. In the event of the Grantee’s change in status from Employee, Director or Consultant to any other status of Employee, Director or Consultant, the Option shall remain in effect and, except to the extent otherwise determined by the Administrator, continue to vest. Except as provided in Sections 7 and 8 below, to the extent that the Option is not vested on the Termination Date, or if the Grantee does not exercise the Option within the Post-Termination Exercise Period, the Option shall terminate.
     7. Disability of Grantee. In the event the Grantee’s Continuous Service terminates as a result of his or her Disability, the Grantee may, but only within twelve (12) months from the Termination Date (and in no event later than the Expiration Date), exercise the Option to the extent that the Option is vested on the Termination Date and to the extent he or she was otherwise entitled to exercise it on the Termination Date. To the extent that the Option is not vested on the Termination Date, or if the Grantee does not exercise the Option to the extent so entitled within the time specified herein, the Option shall terminate.
     8. Death of Grantee. In the event of the termination of the Grantee’s Continuous Service as a result of his or her death, or in the event of the Grantee’s death during the Post-Termination Exercise Period or during the twelve (12) month period following the Grantee’s termination of Continuous Service as a result of his or her Disability, the Grantee’s estate, or a person who acquired the right to exercise the Option by bequest or inheritance, may exercise the Option, but only to the extent the Option is vested at the date of termination, within twelve (12) months from the date of death (but in no event later than the Expiration Date). To the extent that the Option is not vested on the date of death, or if the Option is not exercised to the extent so entitled within the time specified herein, the Option shall terminate.
     9. Transferability of Option. To the extent and in the manner authorized by the Administrator, the Option may be transferred by will, by the laws of descent and distribution, by gift to members of the Grantee’s Immediate Family (as defined in the Plan), and by instrument to an inter vivos or testamentary trust under which the Non-Qualified Stock Option is to be passed to beneficiaries upon the death of the Grantee as settlor of the trust. The terms of the Option shall be binding upon the executors, administrators, heirs and successors of the Grantee.
     10. Term of Option. The Option may be exercised no later than the Expiration Date set forth in the Notice or such earlier date as otherwise provided herein.
     11. Transfer Restrictions for Unvested Shares. The Shares sold to the Grantee hereunder may not be sold, transferred by gift, pledged, hypothecated, or otherwise transferred or disposed of by the Grantee prior to the date that the Shares become vested pursuant to the Vesting Schedule set forth in the Notice. Any attempt to transfer Shares in violation of this Section 11 will be null and void and will be disregarded. After the Shares vest, the Shares will remain subject to the Company’s Right of First Refusal as set forth in Section 12 and the Company’s Repurchase Right for vested shares as set forth in Section 16.

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     12. Company’s Right of First Refusal.
          (a) Transfer Notice. Neither the Grantee nor a transferee (either being sometimes referred to herein as the “Holder”) shall sell, hypothecate, encumber or otherwise transfer any Shares or any right or interest therein without first complying with the provisions of this Section 12 or obtaining the prior written consent of the Company. In the event the Holder desires to accept a bona fide third-party offer for any or all of the Shares, the Holder shall provide the Company with written notice (the “Transfer Notice”) of:
(i)	The Holder’s intention to transfer;

(ii)	The name of the proposed transferee;

(iii)	The number of Shares to be transferred; and

(iv)	The proposed transfer price or value and terms thereof.
          (b) First Refusal Exercise Notice. The Company shall have the right to purchase (the “Right of First Refusal”) all but not less than all, of the Shares which are described in the Transfer Notice (the “Offered Shares”) at any time during the period commencing upon receipt of the Transfer Notice and ending forty-five (45) days after the first date on which the Company determines that the Right of First Refusal may be exercised without incurring an accounting expense with respect to such exercise (the “Option Period”) at the per share price or value and in accordance with the terms stated in the Transfer Notice, which Right of First Refusal shall be exercised by written notice (the “First Refusal Exercise Notice”) to the Holder. During the Option Period and the 120-day period following the expiration of the Option Period, the Company also may exercise its Repurchase Right in lieu or in addition to its Right of First Refusal if the Repurchase Right is or becomes exercisable during the Option Period or such 120-day period.
          (c) Payment Terms. The Company shall consummate the purchase of the Offered Shares on the terms set forth in the Transfer Notice within 15 days after delivery of the First Refusal Exercise Notice; provided, however, that in the event the Transfer Notice provides for the payment for the Offered Shares other than in cash, the Company and/or its assigns shall have the right to pay for the Offered Shares by the discounted cash equivalent of the consideration described in the Transfer Notice as reasonably determined by the Administrator. Upon payment for the Offered Shares to the Holder or into escrow for the benefit of the Holder, the Company or its assigns shall become the legal and beneficial owner of the Offered Shares and all rights and interest therein or related thereto, and the Company shall have the right to transfer the Offered Shares to its own name or its assigns without further action by the Holder.
          (d) Assignment. Whenever the Company shall have the right to purchase Shares under this Right of First Refusal, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations, to exercise all or a part of the Company’s Right of First Refusal.
          (e) Non-Exercise. If the Company and/or its assigns do not collectively elect to exercise the Right of First Refusal within the Option Period or such earlier time if the

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Company and/or its assigns notifies the Holder that it will not exercise the Right of First Refusal, then the Holder may transfer the Shares upon the terms and conditions stated in the Transfer Notice, provided that:
               (i) The transfer is made within 120 days of the expiration of the Option Period; and
               (ii) The transferee agrees in writing that such Shares shall be held subject to the provisions of this Option Agreement.
          (f) Expiration of Transfer Period. Following such 120-day period, no transfer of the Offered Shares and no change in the terms of the transfer as stated in the Transfer Notice (including the name of the proposed transferee) shall be permitted without a new written Transfer Notice prepared and submitted in accordance with the requirements of this Right of First Refusal.
          (g) Exception for Certain Family Transfers. Anything to the contrary contained in this section notwithstanding, the transfer of any or all of the Shares during the Grantee’s lifetime or on the Grantee’s death by will or intestacy to the Grantee’s Immediate Family or a trust for the benefit of the Grantee or the Grantee’s Immediate Family shall be exempt from the provisions of this Right of First Refusal (a “Permitted Transfer”); provided, however, that (i) the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Option Agreement, and there shall be no further transfer of such Shares except in accordance with the terms of this Option Agreement and (ii) prior to any such transfer, each transferee shall execute an agreement pursuant to which such transferee shall agree to receive and hold such Shares subject to the provisions of this Option Agreement. “Immediate Family” as used herein shall mean spouse, domestic partner (as determined by the Administrator), child, lineal descendant or antecedent, father, mother, brother or sister and the lineal descendants of such individuals.
          (h) Termination of Right of First Refusal. The provisions of this Right of First Refusal shall terminate as to all Shares upon the Registration Date.
          (i) Additional Shares or Substituted Securities. In the event of any transaction described in Section 11 of the Plan, any new, substituted or additional securities or other property which is by reason of any such transaction distributed with respect to the Shares shall be immediately subject to the Right of First Refusal, but only to the extent the Shares are at the time covered by such right.
          (j) Corporate Transaction. Immediately prior to the consummation of a Corporate Transaction described in Sections 2(m)(i),(ii), and (iii) of the Plan, the Right of First Refusal shall automatically lapse in its entirety, except to the extent this Option Agreement is assumed by the successor corporation (or its Parent) in connection with such Corporate Transaction, in which case the Right of First Refusal shall apply to the new capital stock or other property received in exchange for the Shares in consummation of the Corporate Transaction, but only to the extent the Shares are at the time covered by such right.

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     13. Escrow of Stock. For purposes of facilitating the enforcement of the provisions of the Repurchase Right, the Grantee agrees, immediately upon receipt of the certificate(s) for the Shares, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached hereto as Exhibit C, executed in blank by the Grantee and the Grantee’s spouse (if required for transfer) with respect to each such stock certificate, to the Secretary or Assistant Secretary of the Company, or their designee, to hold in escrow for so long as such Shares have not vested pursuant to the Vesting Schedule set forth in the Notice and are subject to Company’s Repurchase Right, with the authority to take all such actions and to effectuate all such transfers and/or releases as may be necessary or appropriate to accomplish the objectives of this Option Agreement in accordance with the terms hereof. The Grantee hereby acknowledges that the appointment of the Secretary or Assistant Secretary of the Company (or their designee) as the escrow holder hereunder with the stated authorities is a material inducement to the Company to make this Option Agreement and that such appointment is coupled with an interest and is accordingly irrevocable. The Grantee agrees that such escrow holder shall not be liable to any party hereto (or to any other party) for any actions or omissions unless such escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Subject to the provisions of any security agreement relating to Grantee’s purchase of the Shares, upon the vesting of Shares and termination of the Company’s Repurchase Right as set forth in Section 16, the escrow holder will, upon request, transmit to the Grantee the certificate evidencing such Shares.
     14. Additional Securities. Any securities received as the result of ownership of the Shares (the “Additional Securities”), including, but not by way of limitation, warrants, options and securities received as a stock dividend or stock split, or as a result of any transaction described in Section 11 of the Plan, shall be subject to the same conditions and restrictions as the Shares with respect to which they were issued, including, without limitation, the Vesting Schedule set forth in the Notice, Right of First Refusal and the Repurchase Right and retained in escrow in the same manner as the Shares with respect to which they relate. The Grantee shall be entitled to direct the Company to exercise any warrant or option received as Additional Securities upon supplying the funds necessary to do so, in which event the securities so purchased shall constitute Additional Securities, but the Grantee may not direct the Company to sell any such warrant or option. If Additional Securities consist of a convertible security, the Grantee may exercise any conversion right, and any securities so acquired shall constitute Additional Securities. Appropriate adjustments to reflect the distribution of Additional Securities shall be made to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such transaction upon the Company’s capital structure. In the event of any change in certificates evidencing the Shares or the Additional Securities by reason of any recapitalization, reorganization or other transaction that results in the creation of Additional Securities, the escrow holder is authorized to deliver to the issuer the certificates evidencing the Shares or the Additional Securities in exchange for the certificates of the replacement securities.
     15. Distributions. Subject to Section 14 and Section 16(e), the Company shall disburse to the Grantee all dividends and other distributions paid or made in cash with respect to the Shares and Additional Securities (whether vested or not), less any applicable withholding obligations.

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     16. Company’s Repurchase Right.
          (a) Grant of Repurchase Right. The Company is hereby granted the right (the “Repurchase Right”), exercisable at any time (i) during the ninety (90) day period following the Termination Date, to repurchase all or any portion of the Shares that have not vested pursuant to the terms of the Vesting Schedule purchased upon exercise of the Option (the “Share Repurchase Period”).
          (b) Exercise of the Repurchase Right. The Repurchase Right shall be exercisable by written notice delivered to the Grantee prior to the expiration of the Share Repurchase Period. The notice shall indicate the number of Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not later than the last day of the Share Repurchase Period. On the date on which the repurchase is to be effected, the Company and/or its assigns shall pay to the Grantee in cash or cash equivalents (including the cancellation of any purchase-money indebtedness) an amount equal to the lesser of (i) the Purchase Price per Share previously paid by the Grantee to the Company for such Shares; (ii) the Fair Market Value per Share on the Termination Date and (iii) if the repurchase amount must be more than (i) or (ii) above under applicable law, then the minimum amount allowed under applicable law. Upon such payment to the Grantee or into escrow for the benefit of the Grantee, the Company and/or its assigns shall become the legal and beneficial owner of the Shares being repurchased and all rights and interest thereon or related thereto, and the Company shall have the right to transfer to its own name or its assigns the number of Shares being repurchased, without further action by the Grantee.
          (c) Assignment. Whenever the Company shall have the right to purchase Shares under this Repurchase Right, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations, to exercise all or a part of the Company’s Repurchase Right.
          (d) Termination of the Repurchase Right. The Repurchase Right shall terminate with respect to any Shares for which it is not timely exercised.
          (e) Corporate Transaction. Upon the consummation of a Corporate Transaction, the Repurchase Right as to unvested Shares shall apply to the new capital stock or other property (including cash paid other than as a regular cash dividend) received in exchange for the Shares in consummation of a Corporate Transaction and such stock or property shall be deemed Additional Securities for purposes of this Agreement, but only to the extent the Shares are at the time covered by such Repurchase Right. Appropriate adjustments shall be made to the price per share payable upon exercise of the Repurchase Right to reflect the effect of the Corporate Transaction.
     17. Stop-Transfer Notices. In order to ensure compliance with the restrictions on transfer set forth in this Option Agreement, the Notice or the Plan, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

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     18. Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Option Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
     19. Tax Consequences. The Plan does not intend to comply with the Indian Ministry of Finance Guidelines for tax-favored treatment in India as of the date it was adopted. THE GRANTEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.
     20. Lock-Up Agreement.
          (a) Agreement. The Grantee, if requested by the Company and the lead underwriter of any public offering of the Common Stock or other securities of the Company (the “Lead Underwriter”), hereby irrevocably agrees not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of any interest in any Common Stock or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended, or such shorter period of time as the Lead Underwriter shall specify. The Grantee further agrees to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agrees that the Company may impose stop-transfer instructions with respect to such Common Stock subject until the end of such period. The Company and the Grantee acknowledge that each Lead Underwriter of a public offering of the Company’s stock, during the period of such offering and for the 180-day period thereafter, is an intended beneficiary of this Section 20.
          (b) No Amendment Without Consent of Underwriter. During the period from identification as a Lead Underwriter in connection with any public offering of the Company’s Common Stock until the earlier of (i) the expiration of the lock-up period specified in Section 20(a) in connection with such offering or (ii) the abandonment of such offering by the Company and the Lead Underwriter, the provisions of this Section 20 may not be amended or waived except with the consent of the Lead Underwriter.
     21. Entire Agreement: Governing Law. The Notice, the Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Plan and this Option Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Notice, the Plan and this Option Agreement are to be construed in accordance with and governed by the internal laws of the State of California (as permitted by Section 1646.5 of the California Civil Code, or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State

C-8

of California to the rights and duties of the parties. Should any provision of the Notice, the Plan or this Option Agreement be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.
     22. Headings. The captions used in the Notice and this Option Agreement are inserted for convenience and shall not be deemed a part of the Option for construction or interpretation.
     23. Dispute Resolution The provisions of this Section 23 shall be the exclusive means of resolving disputes arising out of or relating to the Notice, the Plan and this Option Agreement. The Company, the Grantee, and the Grantee’s assignees pursuant to Section 11 or a Permitted Transfer (the “parties”) shall attempt in good faith to resolve any disputes arising out of or relating to the Notice, the Plan and this Option Agreement by negotiation between individuals who have authority to settle the controversy. Negotiations shall be commenced by either party by notice of a written statement of the party’s position and the name and title of the individual who will represent the party. Within thirty (30) days of the written notification, the parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute has not been resolved by negotiation, the parties agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan or this Option Agreement shall be brought in the United States District Court for the Northern District of California (or should such court lack jurisdiction to hear such action, suit or proceeding, in a California state court in the County of San Francisco) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. If any one or more provisions of this Section 23 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.
     24. Confidentiality. The Company shall provide to Grantee, during the period for which Grantee has one or more Awards outstanding, copies of financial statements of the Company at least annually. Grantee understands and agrees that such financial statements are confidential and shall not be disclosed by Grantee, to any entity or person, for any reason, at any time, without the prior written consent of the Company, unless required by law. If disclosure of such financial statements is required by law, whether through subpoena, request for production, deposition, or otherwise, Grantee promptly shall provide written notice to Company, including copies of the subpoena, request for production, deposition, or otherwise, within five (5) business days of their receipt by Grantee and prior to any disclosure so as to provide Company an opportunity to move to quash or otherwise to oppose the disclosure. Notwithstanding the foregoing, Grantee may disclose the terms of such financial statements to his or her spouse or domestic partner, and for legitimate business reasons, to legal, financial, and tax advisors.
     25. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail (if the parties are within the United States) or upon deposit for delivery by an internationally recognized express mail courier service (for international delivery of notice), with postage and fees prepaid, addressed to the other party at its address as shown beneath its signature in the Notice, or to such other address as such party may designate in writing from time to time to the other party.

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Exhibit A
CAVEO NETWORKS 2001 STOCK INCENTIVE PLAN
Notice of Restricted Stock Purchase Award
EXERCISE NOTICE

Attention:	Secretary Caveo Networks
     1.     Effective as of today, ___, ___, the undersigned (the “Grantee”) hereby elects to exercise the Grantee’s option to purchase ___shares of the Common Stock (the “Shares”) of Caveo Networks (the “Company”) under and pursuant to the Company’s 2001 Stock Incentive Plan, as amended from time to time (the “Plan”) and the [ ] Incentive [ ] Non-Qualified Stock Option Award Agreement (the “Option Agreement”) and Notice of Stock Option Award (the “Notice”) dated ___, ___. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Exercise Notice.
     2.     Representations of the Grantee. The Grantee acknowledges that the Grantee has received, read and understood the Notice, the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.
     3.     Rights as Shareholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11(a) of the Plan.
     The Grantee shall enjoy rights as a shareholder until such time as the Grantee disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal or the Repurchase Right. Upon such exercise, the Grantee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of the Option Agreement, and the Grantee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.
     4.     Delivery of Payment. The Grantee herewith delivers to the Company the full Exercise Price for the Shares, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 4(d) of the Option Agreement.
     5.     Tax Consultation. The Grantee understands that the Grantee may suffer adverse tax consequences as a result of the Grantee’s purchase or disposition of the Shares. The Grantee represents that the Grantee has consulted with any tax consultants the Grantee deems advisable

1.

in connection with the purchase or disposition of the Shares and that the Grantee is not relying on the Company for any tax advice.
     6.     Tax Election; Taxes. The Grantee shall provide the Company with a copy of any timely filed 83(b) Election relating to the purchase of the Shares. If the Grantee makes a timely 83(b) Election, the Grantee shall immediately pay the Company (or the Related Entity that employs the Grantee) the amount necessary to satisfy any applicable federal, state, and local income and employment tax withholding obligations. If the Grantee does not make a timely 83(b) Election, the Grantee shall, either at the time that the restrictions lapse under the Option Agreement and the Plan or at the time withholding is otherwise required by Applicable Law, pay the Company (or the Related Entity that employs the Grantee) the amount necessary to satisfy any applicable federal, state, and local income and employment tax withholding obligations. In addition, the Grantee agrees to satisfy all other applicable federal, state and local income and employment tax withholding obligations and herewith delivers to the Company the full amount of such obligations or has made arrangements acceptable to the Company to satisfy such obligations. In the case of an Incentive Stock Option, the Grantee also agrees, as partial consideration for the designation of the Option as an Incentive Stock Option, to notify the Company in writing within thirty (30) days of any disposition of any shares acquired by exercise of the Option if such disposition occurs within two (2) years from the Grant Date or within one (1) year from the date the Shares were transferred to the Grantee. If the Company is required to satisfy any federal, state or local income or employment tax withholding obligations as a result of such an early disposition, the Grantee agrees to satisfy the amount of such withholding in a manner that the Administrator prescribes.
     7.     Restrictive Legends. The Grantee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, A RIGHT OF FIRST REFUSAL AND A REPURCHASE RIGHT HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE

2.

OF THE ISSUER. SUCH TRANSFER RESTRICTIONS, RIGHT OF FIRST REFUSAL AND REPURCHASE RIGHT ARE BINDING ON TRANSFEREES OF THESE SHARES.
     8.     Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon the Grantee and his or her heirs, executors, administrators, successors and assigns.
     9.     Headings. The captions used in this Exercise Notice are inserted for convenience and shall not be deemed a part of this agreement for construction or interpretation.
     10.     Dispute Resolution. The provisions of Section 23 of the Option Agreement shall be the exclusive means of resolving disputes arising out of or relating to this Exercise Notice
     11.     Governing Law; Severability. This Exercise Notice is to be construed in accordance with and governed by the internal laws of the State of California (as permitted by Section 1646.5 of the California Civil Code, or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed bylaw and the other provisions shall nevertheless remain effective and shall remain enforceable.
     12.     Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail (if the parties are within the United States) or upon deposit for delivery by an internationally recognized express mail courier service (for international delivery of notice), with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.
     13.     Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.
     14.     Entire Agreement. The Notice, the Plan and the Option Agreement are incorporated herein by reference and together with this Exercise Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Plan, the

3.

Option Agreement and this Exercise Notice (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties.

Submitted By:	Accepted By:

Grantee:	Caveo Networks

By:

(Signature)
Title:

Address:	Address:

4.

CAVIUM NETWORKS 2001 STOCK INCENTIVE PLAN
NOTICE OF RESTRICTED STOCK PURCHASE AWARD

Grantee’s Name and Address:

          You have been granted the right to purchase shares of Common Stock of the Company, subject to the terms and conditions of this Notice of Restricted Stock Purchase Award (the “Notice”), the Cavium Networks 2001 Stock Incentive Plan, as amended from time to time (the “Plan”) and the Restricted Stock Purchase Award Agreement (the “Agreement”) attached hereto, as follows. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice.

Award Number

Date of Award

Vesting Commencement Date

Purchase Price per Share

Total Number of Shares
of Common Stock Awarded

Total Purchase Price

Vesting Schedule:
          Subject to Grantee’s Continuous Service and other limitations set forth in this Notice, the Agreement and the Plan, the Shares will “vest” in accordance with the following schedule:

[12.5% of the Total Number of Shares of Common Stock Awarded shall vest six (6) months after the Vesting Commencement Date, and 1/48 of the Total Number of Shares of Common Stock Awarded shall vest each month thereafter until the Shares are fully vested.]

During any authorized leave of absence, the vesting of the Shares shall be suspended after the leave of absence exceeds a period of ninety (90) days. Vesting of the Shares shall resume upon the Grantee’s termination of the leave of absence and return to Continuous Service. The Vesting Schedule of the Shares shall be extended to the length of the suspension.

In the event of Grantee’s change in status from Employee or Director to Consultant, the vesting of the Shares shall continue only to the extent determined by the Administrator as of such change in status.

          For purposes of this Notice and the Agreement, the term “vest” shall mean, with respect to any Shares, that such Shares are no longer subject to repurchase at the Purchase Price per Share; provided, however, that such Shares shall remain subject to other restrictions on transfer set forth in the Agreement or the Plan. Shares that have not vested are deemed “Restricted Shares.” If the Grantee would become vested in a fraction of a Restricted Share, such Restricted Share shall not vest until the Grantee becomes vested in the entire Share. Notwithstanding the foregoing, the Shares subject to this Notice will be subject to the provisions of the Agreement and Section 11 of the Plan relating to the release of repurchase and forfeiture provisions in the event of a Corporate Transaction, Change of Control or Related Entity Disposition.
          IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Award is to be governed by the terms and conditions of this Notice, the Plan, and the Agreement.

CAVIUM NETWORKS,

By:

Title:

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF GRANTEE’S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD OR ACQUIRING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE AGREEMENT, NOR IN THE PLAN, SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO CONTINUATION OF GRANTEE’S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE GRANTEE’S CONTINUOUS SERVICE AT ANY TIME, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE. THE GRANTEE ACKNOWLEDGES THAT UNLESS THE GRANTEE HAS A WRITTEN EMPLOYMENT AGREEMENT WITH THE COMPANY TO THE CONTRARY, GRANTEE’S STATUS IS AT WILL .
          The Grantee acknowledges receipt of a copy of the Plan and the Agreement and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Award subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice, the Agreement and the Plan in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice and fully understands all provisions of this Notice, the Agreement and the Plan. The Grantee hereby agrees that all disputes arising out of or relating to this Notice, the Plan and the Agreement shall be resolved in accordance with Section 17 of the Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

Dated:	Signed:

Grantee

Award Number: __________________
CAVIUM NETWORKS 2001 STOCK INCENTIVE PLAN
RESTRICTED STOCK PURCHASE AWARD AGREEMENT
     1. Purchase of Shares. Cavium Networks, a California corporation (the “Company”), hereby issues and sells to the Grantee (the “Grantee”) named in the Notice of Restricted Stock Purchase Award (the “Notice”), the Total Number of Shares of Common Stock Awarded set forth in the Notice (the “Shares”) for a Purchase Price per Share set forth in the Notice (the “Total Purchase Price”), subject to the Notice, this Restricted Stock Purchase Award Agreement (the “Agreement”) and the terms and provisions of the Company’s 2001 Stock Incentive Plan, as amended from time to time (the “Plan”), which is incorporated herein by reference. Payment for the Shares in the amount of the Total Purchase Price set forth in the Notice shall be made to the Company upon execution of the Notice. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement. All Shares sold hereunder will be deemed issued to the Grantee as fully paid and nonassessable shares, and the Grantee will have the right to vote the Shares at meetings of the Company’s shareholders. The Company shall pay any applicable stock transfer taxes imposed upon the issuance of the Shares to the Grantee hereunder.
     2. Method of Payment. Payment of the Total Purchase Price shall be by any of the following, or a combination thereof, at the election of the Grantee; provided, however, that such payment method does not then violate an Applicable Law:
          (a) cash;
          (b) check; or
          (c) such other form of consideration as determined by the Administrator.
     3. Transfer Restrictions. The Shares sold to the Grantee hereunder may not be sold, transferred by gift, pledged, hypothecated, or otherwise transferred or disposed of by the Grantee prior to the date when the Shares become vested pursuant to the Vesting Schedule set forth in the Notice. Any attempt to transfer Restricted Shares in violation of this Section 3 will be null and void and will be disregarded.
     4. Escrow of Stock. For purposes of facilitating the enforcement of the provisions of this Agreement, the Grantee agrees, immediately upon receipt of the certificate(s) for the Restricted Shares, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached hereto as Exhibit A, executed in blank by the Grantee and the Grantee’s spouse (if required for transfer) with respect to each such stock certificate, to the Secretary or Assistant Secretary of the Company, or their designee, to hold in escrow for so long as such Restricted Shares have not vested pursuant to the Vesting Schedule set forth in the Notice or continue to remain subject to the Company’s Right of First Refusal or Repurchase

Right, with the authority to take all such actions and to effectuate all such transfers and/or releases as may be necessary or appropriate to accomplish the objectives of this Agreement in accordance with the terms hereof. The Grantee hereby acknowledges that the appointment of the Secretary or Assistant Secretary of the Company (or their designee) as the escrow holder hereunder with the stated authorities is a material inducement to the Company to make this Agreement and that such appointment is coupled with an interest and is accordingly irrevocable. The Grantee agrees that such escrow holder shall not be liable to any party hereto (or to any other party) for any actions or omissions unless such escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Upon the vesting of all Restricted Shares and termination of the Company’s Right of First Refusal and Repurchase Right, the escrow holder will, without further order or instruction, transmit to the Grantee the certificate evidencing such Shares, subject, however, to satisfaction of any withholding obligations provided in Section 6 below.
     5. Distributions. Except as set forth in Section 9(e), the Company shall disburse to the Grantee all dividends and other distributions paid or made in cash with respect to the Shares and Additional Securities (whether vested or not), less any applicable withholding obligations.
     6. Section 83(b) Election and Withholding of Taxes. The Grantee shall provide the Administrator with a copy of any timely election made pursuant to Section 83(b) of the Internal Revenue Code or similar provision of state law (collectively, an “83(b) Election”), a form of which is attached hereto as Exhibit B. If the Grantee makes a timely 83(b) Election, the Grantee shall immediately pay the Company the amount necessary to satisfy any applicable foreign, federal, state, and local income and employment tax withholding obligations. If the Grantee does not make a timely 83(b) Election, the Grantee shall, as Restricted Shares shall vest or at the time withholding is otherwise required by any Applicable Law, pay the Company the amount necessary to satisfy any applicable foreign, federal, state, and local income and employment tax withholding obligations. The Grantee may satisfy his or her withholding obligations by authorizing the Company to transfer to the Company the number of vested Shares held in escrow that have an aggregate Fair Market Value equal to the withholding obligations. The Grantee hereby represents that he or she understands (a) the contents and requirements of the 83(b) Election, (b) the application of Section 83(b) to the receipt of the Shares by the Grantee pursuant to this Agreement, (c) the nature of the election to be made by the Grantee under Section 83(b), and (d) the effect and requirements of the 83(b) Election under relevant state and local tax laws. The Grantee further represents that he or she intends to file an election pursuant to Section 83(b) with the Internal Revenue Service within thirty (30) days following the date of this Agreement, and submit a copy of such election with his or her federal tax return for the calendar year in which the date of this Agreement falls.
     7. Additional Securities. Any securities received as the result of ownership of the Restricted Shares (the “Additional Securities”), including, but not by way of limitation, warrants, options and securities received as a stock dividend or stock split, or as a result of a recapitalization or reorganization or other similar change in the Company’s capital structure, shall be retained in escrow in the same manner and subject to the same conditions and restrictions as the Restricted Shares with respect to which they were issued, including, without limitation, the Vesting Schedule set forth in the Notice, Right of First Refusal and the

Repurchase Right. The Grantee shall be entitled to direct the Company to exercise any warrant or option received as Additional Securities upon supplying the funds necessary to do so, in which event the securities so purchased shall constitute Additional Securities, but the Grantee may not direct the Company to sell any such warrant or option. If Additional Securities consist of a convertible security, the Grantee may exercise any conversion right, and any securities so acquired shall constitute Additional Securities. Appropriate adjustments to reflect the distribution of Additional Securities shall be made to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such transaction upon the Company’s capital structure. In the event of any change in certificates evidencing the Shares or the Additional Securities by reason of any recapitalization, reorganization or other transaction that results in the creation of Additional Securities, the escrow holder is authorized to deliver to the issuer the certificates evidencing the Shares or the Additional Securities in exchange for the certificates of the replacement securities.
     8. Company’s Right of First Refusal.
          (a) Transfer Notice. Following the date when the Shares become vested pursuant to the Vesting Schedule set forth in the Notice, the Grantee or a transferee (either being sometimes referred to herein as the “Holder”) may sell, hypothecate, encumber or otherwise transfer any Shares or any right or interest therein only (1) upon first obtaining the prior written consent of the Company or (2) if the Holder first shall have provided the Company with written notice (the “Transfer Notice”) of:
     (i) The Holder’s intention to transfer;
     (ii) The name of the proposed transferee;
     (iii) The number of Shares to be transferred; and
     (iv) The proposed transfer price or value and terms thereof.
          (b) First Refusal Exercise Notice. The Company shall have the right to purchase (the “Right of First Refusal”) all but not less than all, of the Shares which are described in the Transfer Notice (the “Offered Shares”) at any time during the period commencing upon receipt of the Transfer Notice and ending forty-five (45) days after the first date on which the Company determines that the Right of First Refusal may be exercised without incurring an accounting expense with respect to such exercise (the “Option Period”) at the per share price or value and in accordance with the terms stated in the Transfer Notice, which Right of First Refusal shall be exercised by written notice (the “First Refusal Exercise Notice”) to the Holder. During the Option Period and the 120-day period following the expiration of the Option Period, the Company also may exercise its Repurchase Right in lieu or in addition to its Right of First Refusal if the Repurchase Right is or becomes exercisable during the Option Period or such 120-day period.
          (c) Payment Terms. The Company shall consummate the purchase of the Offered Shares on the terms set forth in the Transfer Notice within 15 days after delivery of the First Refusal Exercise Notice; provided, however, that in the event the Transfer Notice provides for the payment for the Offered Shares other than in cash, the Company and/or its assigns shall have the right to pay for the Offered Shares by the discounted cash equivalent of the consideration described in the Transfer Notice as reasonably determined by the Administrator. Upon payment for the Offered Shares to the Holder or into escrow for the benefit of the Holder, the Company or its assigns shall become the legal and beneficial owner of the Offered Shares and all rights and interest therein or related thereto, and the Company shall have the right to transfer the Offered Shares to its own name or its assigns without the further action by the Holder.
          (d) Assignment. Whenever the Company shall have the right to purchase Shares under this Right of First Refusal, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations, to exercise all or a part of the Company’s Right of First Refusal.
          (e) Non-Exercise. If the Company and/or its assigns do not collectively elect to exercise the Right of First Refusal within the Option Period or such earlier time if the Company and/or its assigns notifies the Holder that it will not exercise the Right of First Refusal, then the Holder may transfer the Shares upon the terms and conditions stated in the Transfer Notice, provided that:
     (i) The transfer is made within 120 days of the expiration of the Option Period; and
     (ii) The transferee agrees in writing that such Shares shall be held subject to the provisions of this Agreement.
          (f) Expiration of Transfer Period. Following such 120-day period, no transfer of the Offered Shares and no change in the terms of the transfer as stated in the Transfer Notice (including the name of the proposed transferee) shall be permitted without a new written Transfer Notice prepared and submitted in accordance with the requirements of this Right of First Refusal.
          (g) Exception for Certain Family Transfers. Anything to the contrary contained in this section notwithstanding, the transfer of any or all of the Shares (except that Restricted Shares may not be so transferred) during the Grantee’s lifetime or on the Grantee’s death by will or intestacy to the Grantee’s Immediate Family or a trust for the benefit of the Grantee or the Grantee’s Immediate Family shall be exempt from the provisions of this Right of First Refusal (a “Permitted Transfer”); provided, however, that (i) the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Agreement, and there shall be no further transfer of such Shares except in accordance with the terms of this Agreement and (ii) prior to any such transfer, each transferee shall execute an agreement pursuant to which such transferee shall agree to receive and hold such Shares subject to the provisions of this Agreement. “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister and the lineal descendants of such individuals.
          (h) Termination of Right of First Refusal. The provisions of this Right of First Refusal shall terminate as to all Shares upon the Registration Date.

          (i) Corporate Transaction/Related Entity Disposition. Immediately prior to the consummation of a Corporate Transaction described in Section 2(q)(i), (ii) or (iii) of the Plan or a Related Entity Disposition, the Right of First Refusal shall automatically lapse in its entirety, except to the extent this Agreement is Assumed, in which case the Right of First Refusal shall apply to the new capital stock or other property received in exchange for the Shares in consummation of the Corporate Transaction or Related Entity Disposition, but only to the extent the Shares are at the time covered by such right.
The Grantee acknowledges and agrees that the Shares are subject to a right of first refusal (“Right of First Refusal”) as set forth in the Bylaws of the Company and that, except in compliance with such right of first refusal, the Grantee shall not sell, hypothecate, encumber or otherwise transfer any Shares or any right or interest therein.
     9. Company’s Repurchase Right.
          (a) Grant of Repurchase Right. The Company is hereby granted the right (the “Repurchase Right”), exercisable at any time during the ninety (90) day period (the “Share Repurchase Period”) following the date the Grantee’s Continuous Service terminates for any reason, with or without cause (including death or disability) (the “Termination Date”) to repurchase all or any portion of the Shares that are deemed Restricted Shares.
          (b) Exercise of the Repurchase Right. The Repurchase Right shall be exercisable by written notice delivered to prior to the expiration of the Share Repurchase Period. The notice shall indicate the number of Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not later than the last day of the Share Repurchase Period. On the date on which the repurchase is to be effected, the Company and/or its assigns shall pay to the Grantee in cash or cash equivalents (including the cancellation of any purchase-money indebtedness) the Purchase Price per Share previously paid by the Grantee to the Company for such Restricted Shares. Upon such payment to the Grantee or into escrow for the benefit of the Grantee, the Company and/or its assigns shall become the legal and beneficial owner of the Shares being repurchased and all rights and interest thereon or related thereto, and the Company shall have the right to transfer to its own name or its assigns the number of Shares being repurchased, without further action by the Grantee.
          (c) Assignment. Whenever the Company shall have the right to purchase Shares under this Repurchase Right, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations, to exercise all or a part of the Company’s Repurchase Right.
          (d) Termination of the Repurchase Right. The Repurchase Right shall terminate with respect to any Shares for which it is not timely exercised.
          (e) Corporate Transaction/Related Entity Disposition. Immediately prior to the consummation of a Corporate Transaction described in Section 2(q)(i), (ii) or (iii) of the Plan or a Related Entity Disposition, the Repurchase Right as to all vested Shares shall automatically lapse in its entirety, except to the extent this Agreement is Assumed, in which case the Repurchase Right shall apply to the new capital stock or other property received in exchange for the vested Shares in consummation of the Corporate Transaction or Related Entity Disposition, but only to the extent the vested Shares are at the time covered by such right. The Repurchase Right as to Restricted Shares shall apply to the new capital stock or other property (including cash paid other than as a regular cash dividend) received in exchange for the Shares in consummation of the Corporate Transaction or Related Entity Disposition and such stock or property shall be deemed Additional Securities for purposes of this Agreement, but only to the extent the Shares are at the time covered by such Repurchase Right. Appropriate adjustments shall be made to the price per share payable upon exercise of the Repurchase Right to reflect the effect of the Corporate Transaction or Related Entity Disposition.
     10. Stop-Transfer Notices. In order to ensure compliance with the restrictions on transfer set forth in this Agreement, the Notice or the Plan, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
     11. Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
     12. Restrictive Legends. Grantee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, A RIGHT OF FIRST REFUSAL AND A REPURCHASE RIGHT HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS, RIGHT OF FIRST REFUSAL AND REPURCHASE RIGHT ARE BINDING ON TRANSFEREES OF THESE SHARES.

     13. Lock-Up Agreement.
          (a) Agreement. Grantee, if requested by the Company and the lead underwriter of any public offering of the Common Stock or other securities of the Company (the “Lead Underwriter”), hereby irrevocably agrees not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of any interest in any Common Stock or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended, or such shorter period of time as the Lead Underwriter shall specify. Grantee further agrees to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agrees that the Company may impose stop-transfer instructions with respect to such Common Stock subject until the end of such period. The Company and Grantee acknowledge that each Lead Underwriter of a public offering of the Company’s stock, during the period of such offering and for the 180-day period thereafter, is an intended beneficiary of this Section 13.
          (b) No Amendment Without Consent of Underwriter. During the period from identification as a Lead Underwriter in connection with any public offering of the Company’s Common Stock until the earlier of (i) the expiration of the lock-up period specified in Section 13(a) in connection with such offering or (ii) the abandonment of such offering by the Company and the Lead Underwriter, the provisions of this Section 13 may not be amended or waived except with the consent of the Lead Underwriter.
     14. Grantee’s Representations. In the event the Shares purchasable pursuant to this Agreement have not been registered under the Securities Act of 1933, as amended, at the time of purchase, the Grantee shall, if required by the Company, concurrently with the purchase of the Shares, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit C.
     15. Entire Agreement: Governing Law. The Notice, the Plan and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. These agreements are to be construed in accordance with and governed by the internal laws of the State of California (as permitted by Section 1646.5 of the California Civil Code, or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of the Notice or this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

     16. Headings. The captions used in this Agreement are inserted for convenience and shall not be deemed a part of this Agreement for construction or interpretation.
     17. Dispute Resolution The provisions of this Section 17 shall be the exclusive means of resolving disputes arising out of or relating to the Notice, the Plan and this Agreement. The Company, the Grantee, and the Grantee’s assignees (the “parties”) shall attempt in good faith to resolve any disputes arising out of or relating to the Notice, the Plan and this Agreement by negotiation between individuals who have authority to settle the controversy. Negotiations shall be commenced by either party by notice of a written statement of the party’s position and the name and title of the individual who will represent the party. Within thirty (30) days of the written notification, the parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute has not been resolved by negotiation, the parties agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan or this Agreement shall be brought in the United States District Court for the Northern District of California (or should such court lack jurisdiction to hear such action, suit or proceeding, in a California state court in the County of San Mateo) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 17 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.
     18. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail (if the parties are within the United States) or upon deposit for delivery by an internationally recognized express mail courier service (for international delivery of notice), with postage and fees prepaid, addressed to the other party at its address as shown beneath its signature in the Notice, or to such other address as such party may designate in writing from time to time to the other party.

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